UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 24, 2010 (November 24, 2010)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    (a)       Not applicable

    (b)  On November 24, 2010, Peoples Bank, National Association (“Peoples Bank”), the national bank subsidiary of Peoples Bancorp Inc. (“Peoples”), received a letter, dated November 24, 2010, from David T. Wesel notifying Peoples Bank that Mr. Wesel was resigning from his position as Chief Operating Officer of Peoples Bank, effective as of December 10, 2010.  Mr. Wesel’s resignation also covers his positions as Chief Operating Officer of Peoples, as Executive Vice President for Investment and Insurance Services of both Peoples and Peoples Bank and as President of Peoples Insurance Agency, LLC, a subsidiary of Peoples Bank.

             (c) through (f)    Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        PEOPLES BANCORP INC.

Date: November 24, 2010                                                                                 By:    /s/ DAVID L. MEAD
David L. Mead President and Chief Executive Officer